UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by Registrant	☒
Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

Edible Garden AG Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EDIBLE GARDEN AG INCORPORATED

283 County Road 519

Belvidere, New Jersey 07823

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

 January 27, 2025

To the Stockholders of Edible Garden AG Incorporated:

We would like to invite you to attend a special meeting of stockholders (the “Special Meeting”) of Edible Garden AG Incorporated (the “Company,” “we,” “us,” or “our”), which will be held on January 27, 2025 at 10 a.m. Eastern Time. The Special Meeting will be conducted as a virtual meeting of stockholders via a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. Our board of directors has fixed the close of business on December 19, 2024 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment of the Special Meeting.

The Special Meeting is being held for the following purposes, as more fully described in the accompanying proxy statement:

1.

to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock in a range of 1-for-5 to 1-for-25, at the discretion of the board of directors; and

2.

to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, listed above, if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum.

We will also consider and take action upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

To participate in the Special Meeting virtually via the Internet, please visit www.proxydocs.com/EDBL. In order to attend via live webcast, you must register in advance at www.proxydocs.com/EDBL prior to the deadline of January 26, 2025 at 5:00 p.m. Eastern Time. After you register, you will receive an email with instructions about attending the Special Meeting, including a unique link to access the Special Meeting. You will not be able to attend the Special Meeting in person.

Whether or not you expect to attend via live webcast, your vote is important. The board of directors respectfully requests that you vote your stock, regardless of the number of shares you own, in the manner described in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Special Meeting.

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Our board of directors recommends a vote FOR Proposal One and Proposal Two. Stockholders of record at the close of business on December 19, 2024 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 283 County Road 519, Belvidere, New Jersey 07823.

By Order of the Board of Directors:
/s/ James E. Kras
James E. Kras
Chairman, Chief Executive Officer, and President

Belvidere, New Jersey

December 23, 2024

YOUR VOTE IS IMPORTANT

You may vote your shares via the Internet, over the telephone, or by mail by marking, dating and signing the proxy card or voting instruction form and mailing it promptly in the return envelope provided.

www.proxypush.com/EDBL

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding effecting the reverse stock split, the timing of the reverse stock split, the principal effects of the reverse stock split, and the intended benefits of the reverse stock split, are forward-looking statements.

The words “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “may,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:

•	the effect of the reverse stock split on the price of our common stock;
•	the effect of the reverse stock split on the liquidity of our common stock; and
•	our ability to regain compliance with the listing standards of the Nasdaq Capital Market.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Proposal One: Approval of Amendment to the Charter to Effect a Reverse Stock Split of the Outstanding Common Stock at the Discretion of the Board—Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split” and in our other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

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EDIBLE GARDEN AG INCORPORATED

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors (the “Board”) of Edible Garden AG Incorporated, a Delaware corporation (the “Company,” “we,” “our,” or “us”), has delivered printed proxy materials to you by mail and is soliciting your proxy to vote at the special meeting of stockholders (the “Special Meeting”) to be held on Monday, January 27, 2025, at 10 a.m. Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of special meeting of stockholders.

We are holding the Special Meeting virtually by means of a live webcast. There will not be a physical meeting location and you will not be able to attend in person. As a stockholder, you are invited to attend the Special Meeting online and are entitled and requested to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

We are making these proxy materials available to stockholders on or about December 23, 2024.

What is included in these proxy materials?

These proxy materials include the Notice of the Special Meeting, this proxy statement, and a proxy card.

What am I voting on?

The Board is soliciting your proxy in connection with the Special Meeting to be held on January 27, 2025, at 10 a.m. Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

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Proposal One: to approve an amendment to the Company’s Certificate of Incorporation (the “Charter”) to effect a reverse stock split of the outstanding common stock, par value $0.0001 per share (the “common stock”), of the Company in a range of 1-for-5 to 1-for-25, at the discretion of the Board; and

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Proposal Two: to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum (the “Adjournment”).

How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares:

•	FOR the approval of an amendment to the Charter to effect a reverse stock split of our outstanding common stock in a range of 1-for-5 to 1-for-25, at the discretion of the Board; and

•	FOR the approval of the Adjournment.

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Will there be any other items of business addressed at the Special Meeting?

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Special Meeting. If any other matter is properly brought before the Special Meeting, the proxy holders will vote on such matter in their discretion.

Who can vote at the Special Meeting?

Only stockholders at the close of business on December 19, 2024, the record date for the Special Meeting (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. As of the Record Date, there were 19,530,058 shares of our common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly at the Special Meeting. You are also invited to participate in the Special Meeting. Your broker, bank or nominee (“broker”) has enclosed or provided voting instructions for you to use to direct the broker on how to vote your shares.

How do I vote?

Stockholders of Record. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxypush.com/EDBL. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at (866) 458-3104.

•	By completing and mailing your proxy card.

•

At the Special Meeting: instructions on how to vote during the Special Meeting webcast are posted at www.proxydocs.com/EDBL. Votes submitted during the Special Meeting must be received no later than the closing of the polls at the Special Meeting.

Whether or not you plan to attend the Special Meeting, we urge you to vote to ensure your vote is counted. You may still attend the Special Meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owners. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting. We encourage you to vote by internet or telephone if offered by your broker.

Instead of directing your broker how to vote your shares, you may elect to attend the Special Meeting and vote your shares during the meeting if you obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Special Meeting. Instructions on how to vote during the Special Meeting webcast are posted at www.proxydocs.com/EDBL. Votes submitted during the Special Meeting must be received no later than the closing of the polls at the Special Meeting.

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How many votes do I have?

On each matter to be voted upon at the Special Meeting, you have one vote for each share of common stock you owned as of the Record Date.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the shares entitled to vote at the Special Meeting are “present” at the Special Meeting. As of the Record Date, there were 19,530,058 shares of our common stock entitled to vote at the Special Meeting.

If you are a stockholder of record, your shares will be counted as “present” at the Special Meeting if:

•	You attend and vote at the Special Meeting;

•	You have voted in advance by internet or telephone; or

•	You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the Special Meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions will be counted towards the quorum requirement. If there is no quorum, then the chair of the Special Meeting or a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date until a quorum is present.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, virtually or by proxy, at the Special Meeting.

Proposal	Voting Options	Vote Required	Effect of Abstentions
Proposal One: To approve an amendment to the Charter to effect a reverse stock split of our outstanding common stock in a range of 1-for-5 to 1-for-25	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None
Proposal Two: To approve the Adjournment	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf in accordance with the recommendations of our Board as follows:

•	FOR the approval of an amendment to the Charter to effect a reverse stock split of our outstanding common stock in a range of 1-for-5 to 1-for-25, at the discretion of the Board; and

•	FOR the approval of the Adjournment.

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In the event other business properly comes before the Special Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. Because we anticipate Proposals One and Two are routine matters on which brokers may vote, we do not anticipate any broker non-votes.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Special Meeting in any one of following ways:

•	enter a timely new vote by internet or telephone;

•	submit another properly completed, later-dated proxy card;

•

send a written notice that you are revoking your proxy to: Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary, which must be received no later than January 26, 2025; or

•

attend the Special Meeting webcast and vote during the meeting. Attending the Special Meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. Only your last-submitted, timely vote will count at the Special Meeting.

Who counts the votes?

Mediant Communications Inc. has been appointed inspector of election by the Company and will tabulate votes at the Special Meeting.

How can I find out the voting results of the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting.

How can I attend the Special Meeting?

We will be hosting the Special Meeting only by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. You will not be able to attend the Special Meeting in person. In order to attend, you must register in advance at www.proxydocs.com/EDBL before 5:00 p.m. Eastern Time on January 26, 2025. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Special Meeting.

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How can I submit a question at the Special Meeting?

You may submit questions in advance of the Special Meeting at www.proxydocs.com/EDBL after logging in with your control number, but you will not be able to ask questions during the Special Meeting. We request that questions sent in advance be submitted by January 23, 2025 at 5:00 p.m. Eastern Time. We expect to respond to questions during the Special Meeting that are pertinent to the proposal at the Special Meeting. We may group together questions that are substantially similar to avoid repetition. Shortly after the Special Meeting, we may post questions and answers under the Investors section of our website at https://ediblegarden.com/pages/overview. Information available on our website is not a part of, and is not incorporated into, this proxy statement.

What if I experience technical difficulties when accessing the Special Meeting?

If you have registered for the Special Meeting, you will receive a meeting access email on the day of the Special Meeting. Information regarding technical support, including a technical support phone number with be provided in the meeting access email.

Can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders at our principal executive offices at 283 County Road 519, Belvidere, New Jersey 07823 during ordinary business hours throughout the ten-day period prior to the Special Meeting for any purpose germane to the Special Meeting.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The Securities and Exchange Commission’s (the “SEC”) householding rules allow us to deliver a single set of proxy materials to stockholders of record who share the same address. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request a separate set at no cost to you by writing to Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary, or by calling (908) 750-3953. Alternatively, if you are currently receiving multiple sets of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the broker may deliver only one set of proxy materials to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate set of proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate set. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single set in the future should contact their broker to request that only a single set be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one voting instruction card?

If you receive more than one voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each voting instruction card to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about December 23, 2024, at www.proxydocs.com/EDBL.

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How can I receive a printed copy of the proxy materials?

Stockholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

•	Telephone: call toll-free at (866) 458-3104;

•	Internet at www.investorelections.com/EDBL; or

•	E-mail at paper@investorelections.com. If requesting materials by e-mail, please send a blank e-mail with your 12-digit control number in the subject line.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate these persons for soliciting proxies on our behalf. We have engaged Advantage Proxy, Inc. to assist in proxy solicitation and collection at a cost of $5,000 plus out-of-pocket expenses. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

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PROPOSAL ONE: APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT A REVERSE

STOCK SPLIT OF THE OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD

General

We are asking stockholders to approve a proposed amendment to the Charter to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Special Meeting, a reverse stock split of the outstanding shares of common stock in a range of not less than 1-for-5 shares and not more than 1-for-25 shares, (the “Reverse Stock Split”). The implementation of the Reverse Stock Split will not reduce the total number of authorized shares of common stock.

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders approve an amendment to the Charter to effect this proposal. The text of the proposed form of Certificate of Amendment to the Charter (the “Reverse Split Certificate”) is attached hereto as Appendix A.

If stockholders approve this proposal, then the Board will cause the Reverse Split Certificate to be filed with the Delaware Secretary of State and the Reverse Stock Split to be effected only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The Reverse Split Certificate will effect a reverse stock split of the outstanding shares of common stock at a reverse stock split ratio ranging from 1-for-5 to 1-for-25, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in the best interests of the Company and its stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

As of the Record Date, there were 19,530,058 shares of common stock outstanding. Based on such number of shares of common stock outstanding, immediately following the effectiveness of the Reverse Stock Split (without giving effect to the payment of cash in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, outstanding shares of stock as illustrated in the tables under the caption “—Principal Effects of the Reverse Stock Split—General.”

All holders of common stock will be affected equally by the Reverse Stock Split.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will be entitled to receive, without any action by the holder, a cash payment in lieu thereof equal to the market value of the fractional share, determined by multiplying such fraction by the closing price of the Company’s common stock as reported on the Nasdaq Capital Market (“Nasdaq”) on the last trading day before the effective time of the Reverse Stock Split (the “Effective Time”); provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of common stock that were outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of common stock after the Effective Time into which the shares of common stock have been reclassified. Each holder of common stock will hold the same percentage of the outstanding shares of common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of the common stock will continue to be $0.0001 per share (see “—Principal Effects of the Reverse Stock Split—Effect of Reverse Stock Split on Stated Capital”).

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Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split would help us to:

•	maintain the listing of our common stock and warrants on the Nasdaq;
•	increase the per share price of our common stock;
•	maintain the marketability and liquidity of our common stock; and
•	provide other potential benefits.

Maintain Our Listing on Nasdaq

One primary purpose for effectuating the Reverse Stock Split, should the Board choose to effect it, would be to maintain the listing of our common stock and warrants on Nasdaq. Our common stock is listed on Nasdaq under the symbol “EDBL.”

On October 21, 2024, we received a letter from the Listing Qualifications Staff (the “Staff”) of Nasdaq indicating that, based on the closing bid price of our common stock for 30 consecutive business days, we no longer met Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of at least $1.00 per share (the “Bid Price Rule”). Under Nasdaq Listing Rule 5810(c)(3)(A)(iv), because we effected reverse stock splits in the last two years with a cumulative ratio greater than 250 shares to 1, we were not eligible for any compliance period to regain compliance with the Bid Price Rule. On October 28, 2024, we submitted a request for a hearing before a Nasdaq Hearings (the “Panel”) to appeal the delisting notice from the Staff. On November 18, 2024, we received a letter from the Staff indicating that our hearing has been scheduled for January 14, 2025.

Our common stock could be delisted from Nasdaq because shares of our common stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Bid Price Rule. Our shares may then be quoted on the OTC Bulletin Board or other small trading markets, which are generally considered to have less volume and be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, the common stock could trade thinly as a microcap or penny stock, decrease to nominal levels of trading and be unattractive to retail and institutional investors, impairing the liquidity of our common stock.

As of the Record Date, the closing price of one share of our common stock was $0.1454. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore reducing the risk that our common stock will be delisted from Nasdaq.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our stockholders approve the Reverse Split Certificate to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Special Meeting. Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders.

Increase the Per Share Price of Common Stock

If the Board chooses to effect the Reverse Stock Split, we believe it would increase the per share price of the common stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of common stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain the Marketability and Liquidity of the Common Stock

The Board believes that the increased market price of the common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of the common stock and encourage interest and trading in the common stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like Nasdaq, over lower-priced securities quoted on the over-the-counter markets:

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•

Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced securities in their portfolios, which reduces the number of potential purchasers of the common stock. Investment funds may also be reluctant to invest in lower-priced securities.

•

Stock Price Volatility: A higher stock price may increase the acceptability of the common stock to a number of long-term investors who may not find the common stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.

•

Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.

•

Access to Capital Markets: If we are unable to regain compliance with Nasdaq’s Listing Standards and our common stock is delisted from Nasdaq, investor demand for additional shares of our common stock would be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in our common stock by avoiding these internal policies and practices. Increasing visibility of our common stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the common stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the Company’s previous reverse stock splits; the fact that the stock prices of some companies that have effected reverse stock splits, including the Company, have subsequently declined, sometimes significantly, following their reverse stock splits; the Company’s ability to maintain the listing of its securities on Nasdaq after completing the Reverse Stock Split and in the context of recent proposed changes to the Nasdaq listing standards; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Accordingly, after taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

•	whether the Panel grants us additional time to regain compliance with the Bid Price Rule;
•	the historical trading price and trading volume of the common stock;
•	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Stock Split on the trading market for the common stock in the short- and long-term;
•	the continued listing requirements for the common stock on Nasdaq or other applicable exchange and our ability to maintain the listing of our common stock on Nasdaq;
•	actual and forecasted results of operations, and the likely effect of these results on the market price of common stock;
•	the projected impact of the Reverse Stock Split ratio on trading liquidity in the common stock;
•	the number of shares of common stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;
•	the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and
•	prevailing general market, industry and economic conditions.

9

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies of similar size to us is varied, particularly because investors may view a reverse stock split negatively. We have effected reverse stock splits in the past, however, the price of our common stock did not remain at the elevated price for an extended period of time following the reverse stock split. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance, similar to the prior reverse stock split by the Company. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our common stock because fewer shares would be outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of common stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the common stock as described above.

Because we are not in compliance with the Nasdaq continued listing requirements and are appealing the determination of the Nasdaq Staff to suspend the trading of our securities, we can provide no assurance that our shares will continue to be listed on Nasdaq, which would affect our common stock’s liquidity and reduce our ability to raise capital.

On October 21, 2024, we received a letter from the Staff of Nasdaq indicating that, based upon the closing bid price of our common stock for at least 30 consecutive business days, we no longer met the Bid Price Rule. Under Nasdaq Listing Rule 5810(c)(3)(A)(iv), because we effected reverse stock splits in the last two years with a cumulative ratio greater than 250 shares to 1, we were not eligible for any compliance period to regain compliance with the Bid Price Rule. On October 28, 2024, we submitted a request for a hearing before the Panel to appeal the delisting notice from the Staff. On November 18, 2024, we received a letter from the Staff indicating that our hearing has been scheduled for January 14, 2025.

There can be no assurance that the Panel will grant us additional time to regain compliance with Nasdaq’s listing standards or that we could ultimately meet all applicable criteria for continued listing on Nasdaq. The Panel may determine to delist our securities from Nasdaq. If our common stock is delisted, our warrants will also be delisted. We and holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq. In particular:

10

•	we may be unable to raise equity capital on acceptable terms or at all;
•	we may lose the confidence of our customers, which would jeopardize our ability to continue our business as currently conducted;
•	the price of our common stock will likely decrease as a result of the loss of market efficiencies associated with Nasdaq and the loss of federal preemption of state securities laws;
•	holders may be unable to sell or purchase our securities when they wish to do so;
•	we may become subject to stockholder litigation;
•	we may lose the interest of institutional investors in our common stock;
•	we may lose media and analyst coverage;
•	our common stock could be considered a “penny stock,” which would likely limit the level of trading activity in the secondary market for our common stock; and
•	we would likely lose any active trading market for our common stock, as it may only be traded on one of the over-the-counter markets, if at all.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Effective Time

The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time that is determined by the Board, but will be no later than the one-year anniversary of the Special Meeting.

If, at any time prior to the filing of the Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Reverse Split Certificate or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of common stock outstanding immediately prior thereto into a lesser number of new shares of common stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal, and stockholders who would have otherwise held a fractional share of common stock will be entitled to receive a cash payment in lieu of the fractional share as described below.

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Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will be entitled to receive a cash payment (without interest) equal to the market value of the fractional share. The amount of the cash payment will be determined by multiplying the fraction of one share by the closing price of the Company’s common stock as reported on Nasdaq on the last trading day before the Effective Time. After the Reverse Stock Split, a stockholder otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect to such fractional share except to receive payment as described above. Shares of common stock held in registered form and shares of common stock held in “street name” (that is, through a broker) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Stockholders who own, prior to the Reverse Stock Split, less than the number of whole shares of common stock that will be combined into one share of common stock in the Reverse Stock Split, would no longer be stockholders after the Effective Time. For example, if a stockholder held nine shares of common stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1-for-10, then the stockholder would cease to be a stockholder after the Effective Time and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. We expect that paying cash in lieu of issuing fractional shares will reduce the number of stockholders of record we have. However, we do not intend for this transaction to be the first step in a series of plans or a proposal of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our outstanding shares of common stock will decrease at the Reverse Stock Split ratio of not less than 1-for-5 and not more than 1-for-25. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving cash in lieu of fractional shares as described above. Voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Stock Split. The number of stockholders of record will likely be reduced by the Reverse Stock Split, as described above under the caption “Fractional Shares.” The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Exchange Act.

The principal effects of the Reverse Stock Split will be that:

•	each five to twenty-five shares of common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of common stock;
•

no fractional shares of common stock will be issued in connection with the Reverse Stock Split; instead, stockholders will be entitled to receive cash in lieu of any fractional shares resulting from the Reverse Stock Split, as described above;

•

proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of the Company’s equity plans;

•	the number of stockholders owning “odd lots” of less than 100 shares of common stock may increase; and
•	the number of shares then reserved for issuance under the Company’s equity plans will be proportionately reduced.

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The following table contains approximate information, based on share information as of December 3, 2024, showing the impact of the Reverse Stock Split at different ratios:

Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	100,000,000	19,530,058	46,012,859	34,457,083
1-for-5	100,000,000	3,906,012	9,202,572	86,891,416
1-for-12	100,000,000	1,627,505	3,834,405	94,538,090
1-for-25	100,000,000	781,203	1,840,515	97,378,282

As illustrated in the table above, the Reverse Stock Split will not result in a reduction of the total number of shares of common stock that we are authorized to issue. The par value of the common stock would remain unchanged at $0.0001 per share.

After the Reverse Split Certificate is effective, the common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the common stock.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of common stock under the Exchange Act. The common stock would continue to be listed on Nasdaq under the symbol “EDBL” immediately following the Reverse Stock Split.

Effect of Reverse Stock Split on Stated Capital

Pursuant to the Reverse Stock Split, the par value of the common stock will remain $0.0001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to common stock (subject to an adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to common stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of common stock outstanding. The stated capital attributable to common stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of common stock will increase because there will be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker

The combination of, and reduction in, the number of outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of common stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of common stock in “street name;” however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of common stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold and/or a payment in lieu of any fractional shares.

13

If you hold any of your shares of common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will indicate how you can exchange your certificate representing the pre-Reverse Stock Split shares of common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of common stock; or (2) post-Reverse Stock Split shares of common stock in a book-entry form. Should you hold any pre-Reverse Stock Split shares in pure book-entry, meaning you do not hold any physical stock certificates, your pre-Reverse Stock Split book-entry shares will be automatically exchanged for the post-Reverse Stock Split shares, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold and/or a payment in lieu of any fractional shares. Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Stockholders should not destroy any pre-split stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Effects on Equity Compensation Plans and Awards and Convertible Securities

If the Reverse Stock Split is implemented, proportionate adjustments would generally be required to be made with regard to:

•	the number of shares deliverable upon vesting and settlement of outstanding restricted stock units issued under the Company’s 2022 Equity Incentive Plan (the “Plan”);
•	the number of shares reserved for issuance under the Plan; and
•

the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our common stock.

In the case of options, convertible securities or other rights to acquire shares of our common stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of common stock being delivered upon such exercise, conversion, or settlement, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plan, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of common stock issuable down to the nearest whole share or the payment of cash for fractional shares.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon the Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the Special Meeting. By voting in favor of an amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Special Meeting, or abandon the Reverse Stock Split if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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No Appraisal Rights

Under Delaware law, the Charter and our bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•	an individual citizen or resident of the United States;
•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•

a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

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General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal One.

The affirmative vote of the majority of votes cast on this proposal is required to approve Proposal One. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained then the Reverse Stock Split will not be effected.

Recommendation of the Board

The Board recommends a vote FOR Proposal One.

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PROPOSAL TWO: APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING

General

We are asking stockholders for approval to adjourn the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Two.

The affirmative vote of the majority of votes cast on this proposal is required to approve Proposal Two. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

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SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The information in this section is presented in accordance with the rules of the SEC. Under these rules, beneficial ownership of a class of capital stock includes (i) any shares over which the person, directly or indirectly, has or shares voting power or investment power, and (ii) any shares the person has the right to acquire within 60 days. If two or more persons share voting power or investment power with respect to specific securities, each person is deemed to be the beneficial owner of those securities. The calculations in this section are based on 19,530,058 shares of common stock outstanding as of December 3, 2024.

Beneficial Ownership of More Than 5% of the Company’s Shares

The table below presents certain information as of December 3, 2024 regarding the persons known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage
Dominion Capital LLC(1) 256 West 38th Street, 15th Floor, New York, NY 10018	1,951,053	9.99%

Riverside Merchant Partners LLC(2) 1581 Franklin Ave., Garden City, NY 11530	1,951,053	9.99%

Armistice Capital, LLC(3) 510 Madison Avenue, 7th Floor, New York, New York 10022	2,052,277	10.51%

(1)

This information is based on a Schedule 13G filed on October 4, 2024 by Dominion Capital LLC (“Dominion”), Dominion Capital GP LLC, Dominion Capital Holdings LLC, Mikhail Gurevich, and Gennadiy Gurevich. As of the October 4, 2024, Dominion directly holds (i) 503,066 shares of Common Stock, (ii) Pre-Funded Warrants exercisable for up to 540,000 shares of Common Stock, subject to a blocker, (iii) Series A Warrants exercisable for up to 1,940,000 shares of Common Stock, subject to a blocker; and (iv) Series B Warrants exercisable for up to 1,940,000 shares of Common Stock, subject to a blocker. Due to the interaction between the blockers in each of the Pre-Funded Warrants and the Warrants, Dominion is prohibited from exercising the Pre-Funded Warrants and the Warrants for shares of Common Stock if, as a result of such exercise, Dominion, together with its affiliates and any persons acting as a group together with Dominion or any of such affiliates, would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to such exercise.

(2)

This information is based on a Schedule 13G filed on October 7, 2024 by Riverside Merchant Partners LLC (“Riverside”). As of October 7, 2024, Riverside directly holds (i) 700,000 shares of Common Stock, (ii) Pre-Funded Warrants exercisable for up to 1,350,000 shares of Common Stock, subject to a blocker, (iii) Series A Warrants exercisable for up to 2,050,000 shares of Common Stock, subject to a blocker; and (iv) Series B Warrants exercisable for up to 2,050,000 shares of Common Stock, subject to a blocker. Due to the interaction between the blockers in each of the Pre-Funded Warrants and the Warrants, Riverside is prohibited from exercising the Pre-Funded Warrants and the Warrants for shares of Common Stock if, as a result of such exercise, Riverside, together with its affiliates and any persons acting as a group together with Riverside or any of such affiliates, would beneficially own more than 9.99% of the total number of shares of common stock then issued and outstanding immediately after giving effect to such exercise.

(3)	This information is based on a Schedule 13G filed on November 14, 2024 by Armistice Capital, LLC and Steven Boyd.

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Beneficial Ownership of Management and Directors

The table below presents certain information regarding the beneficial ownership of our common stock as of the December 3, 2024 by:

•	each of our directors;
•	each of our named executive officers; and
•	all of our current directors and executive officers as a group.

Except as we otherwise indicate below and under applicable community property laws, we believe that the beneficial owners of the common stock listed below, based on information they have furnished to us, have sole voting and investment power with respect to the shares shown. Unless otherwise indicated, the address for each of the named beneficial owners is c/o Edible Garden AG Incorporated, 283 County Road 519, Belvidere, NJ 07823.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage
James E. Kras	36,731	*
Kostas Dafoulas	—	*
Pamela DonAroma	50	*
Mathew McConnell	2,153	*
Ryan Rogers	140	*
All directors and executive officers as a group (5 persons)	39,074	*

*	Indicates less than 1%.

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STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and our bylaws. We have not received any stockholder proposals for consideration at our Special Meeting.

Our stockholders may submit proposals for inclusion in the proxy solicitation materials. These proposals must satisfy the requirements of Rule 14a-8 of the Exchange Act in order for a stockholder proposal to be included in our proxy solicitation materials for the 2025 annual meeting of stockholders. The proposal must be delivered in writing to our Secretary at our principal executive office, 283 County Road 519, Belvidere, New Jersey 07823, by March 4, 2025; provided, however, that if the date of the 2025 annual meeting of stockholders is more than 30 days before or after the first anniversary of the Annual Meeting, notice by the stockholder must be delivered a reasonable time before we print and send our proxy materials for the 2025 annual meeting of stockholders.

Stockholders of record wishing to present proposals at our 2025 annual meeting of stockholders, including any nomination of persons for election to the Board, must provide proper written notice such that the proposal is received by the Company not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting. This means that the proposal must be delivered in writing to our Secretary at our principal executive office no earlier than April 23, 2025 and no later than May 23, 2025. In the event the date of the 2025 annual meeting of stockholders is more than 30 days before or 60 days after the first anniversary of the Annual Meeting, the proposal must be received by the Company not less than 90 days nor more than 120 days prior to the 2025 annual meeting of stockholders and no later than the 10th day after the earlier of the date notice of the meeting is given or the date the meeting date is publicly disclosed. Any stockholder proposal must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and the Company’s bylaws and policies. A stockholder notice to the Company of any such proposal must include the information required by the bylaws.

To comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 22, 2025. However, if the date of the 2025 annual meeting of stockholders is more than 30 days before or 60 days after the first anniversary of the Annual Meeting, then notice required by Rule 14a-19 must be provided by the later of 60 days before the date of the annual meeting or the 10th day after we first make a public announcement of the date of the annual meeting.

STOCKHOLDER COMMUNICATIONS

Stockholders may send correspondence by mail to the full Board or to individual directors. Stockholders should address correspondence to the Board or individual Board members in care of: Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary.

All stockholder correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the Board, the individual director, one of the committees of the Board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to those individuals.

OTHER MATTERS

As of the date of this proxy statement, the Board does not know of any other matters that are to be presented for action at the Special Meeting. Should any other matter come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors:
/s/ James E. Kras
James E. Kras
Chairman, Chief Executive Officer, and President

Belvidere, New Jersey
December 23, 2024

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APPENDIX A

Certificate of Amendment

Of the

Certificate of Incorporation

Of

Edible Garden AG Incorporated

Edible Garden AG Incorporated, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

FIRST: The name of the corporation is Edible Garden AG Incorporated (the “Corporation”).

SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 12, 2021.

THIRD: Article Four of the Corporation’s Certificate of Incorporation is hereby amended in its entirety to provide as follows:

“The total number of shares of capital stock which the Corporation has authority to issue is One Hundred Ten Million (110,000,000). These shares shall be divided into two classes, with One Hundred Million (100,000,000) shares designated as Common Stock, par value $0.0001 per share (the “Common Stock”) and Ten Million (10,000,000) shares designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Effective at [___] Eastern Time on [__] (the “Effective Time”), pursuant to the General Corporation Law, of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [___] ([___]) shares of Common Stock outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be entitled to receive a cash payment (without interest) equal to the market value of the fractional share, determined by multiplying such fraction by the closing price of the Company’s common stock as reported on the Nasdaq Capital Market on the last trading day before the Effective Time. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been converted, subject to the elimination of fractional share interests as described above.

The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, rights, qualifications, limitations or restrictions of such rights as the Board of Directors of the Corporation may determine from time to time.

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for, purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.”

FOURTH: This Certificate of Amendment shall become effective on [___] at [___] Eastern Time.

FIFTH: This amendment has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with Section 242 of the General Corporation Law.

[Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this [    ] day of [            ].

By:
James Kras
President and Chief Executive Officer

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P.O. BOX 8016, CARY, NC 27512-9903

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Edible Garden AG Incorporated

Special Meeting of Stockholders

For Stockholders of record as of December 19, 2024
Monday, January 27, 2025 10:00 AM, Eastern Time
Special Meeting to be held live via the Internet - please visit www.proxydocs.com/EDBL for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Eastern Time, January 27, 2025.

Internet:
www.proxypush.com/EDBL
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-458-3104
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/EDBL.

This proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints James E. Kras and Kostas Dafoulas (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Edible Garden AG Incorporated which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.

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Edible Garden AG Incorporated Special Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

You must register to attend the meeting online and/or participate at www.proxydocs.com/EDBL.

This Proxy Card must be signed and dated to be valid and for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card.

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